SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):
November 10,1999

UNITED RACEWAYS, INC.

A Delaware Corporation

	Commission File		I.R.S. Employer
	Number _______		Identification
					No. 95-4695878

860 Via de la Paz, Suite E-1
Pacific Palisades, California  90272
Telephone:  (310) 230-6100

Item 1.  Change in Control of Registrant
Item 2.  Acquisition or Disposition of Assets.

On November 5,1999, United Raceways, Inc., a Delaware corporation ("United") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Square
Shooter International, LLC ("Square Shooter"), a
Delaware Limited Liability Company. Pursuant to the terms of the Merger Agreement, and subject to the conditions set forth herein (including approval of the transaction by the shareholders), Square Shooter will be merged with and into United (the "Merger"). At the effective time of the merger, the separate existence of Square Shooter will cease and will be merged with United.

Upon completion of the Merger, there shall be 15,000,000 shares of United Raceways, Inc. common stock issued and outstanding, subject to such adjustments, held as follows: 14,500,000 common shares held by the shareholders of Square Shooter and 500,000 common shares held by the existing shareholders of United.

Square Shooter is an emerging irrigation products
company building upon a unique combination of patented
products, services and strategic relationships.
Square Shooter has developed a patented technology
known as square sprinkling device.  The patented
technology allows an impact sprinkler to produce
excellent water coverage with 40%-60% water savings.
The sprinkler discharges water in a square pattern as
opposed to a traditional circle pattern.  The product
has been third party tested for coverage.   All units
are manufactured in Taiwan under strict quality control steps with a Taiwanese-speaking Company employee/owner overseeing manufacturing.

On the Merger Date, Square Shooter shall be merged into United Raceways. United Raceways shall be the surviving corporation in accordance with the applicable laws of the State of Delaware. United
Raceways will file with the Delaware Secretary of State to change its name to Square Shooter
International, Inc.






                         Restricted      Free              % of Total
Shareholders              Shares        Trading Shares     Shares owned

Calvin Shieh and          3,912,000      400,000              28.7
Re-Li Shieh

Harold Roberts            3,838,000      300,000              27.6

First Walker Family
Trust Sally J. Rogers,                   365,000               9.7
Trustee

Daniel Wayne Brookshire
and Jayne A. Brookshire     768,000      200,000               6.5



Item 5. Other Events

On November 5, 1999, United Raceways, Inc ("United") received and accepted the resignation of officers
Larry Todt as President, George Todt as Secretary and
James Walters as Vice President.  On that same date,
Officer, Calvin Shieh was appointed President and CEO,
Dan Brookshire, Vice President and Wayne Story was appointed CFO by action of Unanimous Written Consent.
Appointed Directors included: Harold Roberts,
Chairman, Calvin Shieh, Dan Brookshire and Ed Harman.


ITEM 7.  Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Financial statements of Square Shooter prepared in accordance with Regulation S-X and required to be filed pursuant to this item are not available at this time. Such financial statements will be filed by Square Shooter as soon as practicable by an amended
Current Report on Form 8-K/A which will be filed within sixty (60) days after the date this Current
Report on Form 8-K was required to be
filed. In addition, there are no material relations with United Raceways



UNAUDITED
Square Shooter Intl, Ltd.
Profit and Loss Statement
For Period from Inception
4-1-99 through 8-31-99


SALES						$	356,040

COST OF GOODS SOLD U.S.			$	282,766

GROSS PROFIT				$	73,274


EXPENSES
	Payroll and Payroll Taxes	$	 20,326
	Phone Expenses			$	    968
	Insurance				$	    600
	Computer Expense			$	     90
	Travel				$   	  5,073
	Postage				$	    115
	Shipping				$	     78
	Misc.					$	    378

TOTAL EXPENSES				$ 	 27,628

NET PROFIT					$	45,646










UNAUDITED
Square Shooter Intl, Ltd.
Balance Sheet
As of 8-31-99


ASSETS
	CURRENT ASSETS
	Cash in Banks			$	125,729
	Inventory				$	176,000

TOTAL CURRENT ASSETS			$	301,729

	FIXED ASSETS
	Molds					$	185,000
	Misc Tools				$	  65,095

TOTAL FIXED ASSETS			$	250,095

	INTANGIBLE ASSETS
	Patent Licenses			$	1,000,000

TOTAL INTANGIBLE ASSETS			$       1,000,000

TOTAL ASSETS				$       1,551,824

LIABILITIES
	Misc Accounts Payable		$		3,042

SHAREHOLDERS EQUITY			$       1,548,782

TOTAL LIABILITY AND SHAREHOLDERS EQUITY	$       1,551,824




(b) Pro Forma Financial Information.

Projected Income Statement






First Year Domestic Sales

  Net Income



Home Depot ( Existing sales for pop-up
canister unit)
$360,000.00



Villa Group Sales( August 99 through
Nov. 99)
 $   200,000.00




Villa Group Sales(May 2000 through
Nov. 2000)
 $1,200,000.00




Fertilizer Unit Sales(May 2000 through
Sept.2000)
 $   800,000.00




Dealer Fertilizer Unit
Sales

 $   200,000.00




Water Timers Sales(Nov. 99 through
Sept. 2000)
 $   200,000.00







First Year Foreign Sales




Australia

 $   150,000.00



Germany

 $   300,000.00


Italy

 $   150,000.00



Qatar

 $   150,000.00

TOTAL NET INCOME
 $3,710,000.00



Projected General
Expenses:




*Wages



Hal Roberts
 $     36,000.00

Calvin Shieh
 $     36,000.00

Dan
Brookshire
 $     36,000.00

Frank Santos
 $     36,000.00

Bob Patchett
 $     36,000.00

Ed Harman
 $     30,000.00

Louie
Geasland
 $     30,000.00

Victor Ash
 $     30,000.00

Secretary
 $     21,600.00

Misc. Labor
 $     84,000.00



Wage Taxes (FICA, SS,
etc.)
 $     37,356.00
Workman's Comp
 $     20,000.00
Insurance- Employee Health
 $     54,000.00
Insurance-Product
Liability
 $     40,000.00
Insurance-Key Person
$       4,500.00
Insurance-Vehicle
 $       4,500.00
Travel

 $     30,000.00
Vehicle Lease-3
 $     20,000.00
Legal

 $     15,000.00
Accounting
 $     10,000.00
Inventory(approx. 7,000
units)
 $   175,000.00
Warehouse
 $     60,000.00
Office Supplies
 $       8,000.00
Office Equipment
 $     20,000.00
Inventory Tax
 $       4,500.00
Delaware Corporation Tax
 $   100,000.00
Tennessee Corporation Tax
 $     40,000.00
Mold Cost Retirement
 $   100,000.00
Shipping Cost
 $     25,000.00
Promotion

 $     28,000.00
Advertising

 $     25,000.00
Publications
 $     40,000.00


Total
 $1,236,456.00









*Bonuses will be paid based on profits

Projected Research and Development



Consultants


Computer
 $  30,000.00

Design
 $  30,000.00

Chief Designer
 $  60,000.00



Machines



CNC Machine
 $100,000.00

CNC Machine
Operator
 $  40,000.00

EDM Machine
 $  60,000.00

Testing Equipment
 $  15,000.00



Molds



Two Sets
 $220,000.00































Total Projected R
& D
 $555,000.00














Assets
$125,000.00
$250,000.00
$500,000.00
$750,000.00
$1,000,000.00
$1,250,000.00







Fertilizer
$35,000.00
$35,000.00
$35,000.00
$35,000.00
$35,000.00
$35,000.00

Regulator
$8,000.00
$15,000.00
$25,000.00
$25,000.00
$25,000.00
$25,000.00

Skid
$10,000.00
$10,000.00
$20,000.00
$20,000.00
$20,000.00
$20,000.00

Changes to
existing
molds
$4,000.00
$8,000.00
$8,000.00
$8,000.00
$8,000.00
$8,000.00

Trip lever
change
$4,000.00
$4,000.00
$8,000.00
$8,000.00
$8,000.00
$8,000.00

Retire
existing
molds
$6,000.00
$15,000.00
$40,000.00
$60,000.00
$80,000.00
$80,000.00

Star
$25,000.00
$25,000.00
$25,000.00
$45,000.00
$60,000.00
$60,000.00

EDM machine
$60,000.00
$60,000.00
$60,000.00
$60,000.00
$75,000.00

High speed
CNC Lathe
$50,000.00
$50,000.00
$50,000.00
$65,000.00

Inventory
$30,000.00
$60,000.00
$100,000.00
$225,000.00

Total
$92,000.00
$172,000.00
$301,000.00
$371,000.00
$446,000.00
$601,000.00







Administration




Administration
$20,000.00
$30,000.00
$50,000.00
$70,000.00
$100,000.00
$125,000.00

Advertising
$10,000.00
$20,000.00
$30,000.00
$75,000.00

Reserve
$3,000.00
$12,000.00
$20,000.00
$40,000.00
$46,000.00
$51,000.00

Operator(ED
M machine)
$6,000.00
$15,000.00
$25,000.00
$30,000.00
$30,000.00

Machine
Time
$5,000.00
$9,000.00
$12,000.00
$20,000.00
$40,000.00

Computer
Consultant
$9,000.00
$12,000.00
$15,000.00
$25,000.00
$25,000.00

Operator(CNC machine)

$10,000.00
$15,000.00
$20,000.00
$20,000.00

Tax
$3,000.00
$5,000.00
$15,000.00
$60,000.00
$100,000.00
$100,000.00

Insurance
$4,000.00
$4,000.00
$15,000.00
$45,000.00
$80,000.00
$80,000.00

Travel
$3,000.00
$7,000.00
$10,000.00
$12,000.00
$15,000.00
$15,000.00

Warehouse expense
$18,000.00
$35,000.00
$40,000.00
$40,000.00

Warehouse labor
$15,000.00
$30,000.00
$48,000.00
$48,000.00

Total
$33,000.00
$78,000.00
$199,000.00
$379,000.00
$554,000.00
$649,000.00
















(c) 	Exhibits

2.1   Agreement and a Plan of Merger, dated November
5, 1999,by and 	between United Raceways, Inc., a
Delaware Corporation and Square
	Shooter International, LLC, a Delaware Limited
Liability Company.

99	Press Release issued by United Raceway, Inc.
and Square Shooter 	International, LLC on
November 8, 1999.



SIGNATURE

	Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

							UNITED
RACEWAYS, INC

Date:   November 8, 1999			By:  /s/
Wayne Story
							-----------
----------
							Wayne Story
							Chief
Financial Officer



Exhibit 2.1




				Exhibit 2.1

	AGREEMENT AND PLAN OF MERGER between UNITED
RACEWAYS, INC., a Delaware corporation ("United
Raceways"), and Square Shooter International, an LLC
("Client"), United Raceways and Client being sometimes referred to herein as the "Constituent
Corporations."

WHEREAS, the board of directors of each Constituent
Corporation deems it advisable that the Constituent
Corporations merge into a single corporation ("the
Merger");

NOW, THEREFORE, in consideration of the premises and the respective mutual covenants, representations and warranties herein contained, the parties agree as follows:

  1.	Surviving Corporation.  On the Merger Date,
Client shall be merged into United Raceways which shall be the surviving corporation in accordance with the applicable laws of the State of Delaware, except that the parties shall be entitled to elect, at any time prior to the Effective Date, to have the merger take the form of the merger of United Raceways into Client if prior to the Merger Date, the parties jointly determine that it is desirable to effect the merger as a merger of United Raceways into Client.
The merger in the form concluded on the Merger Date is referred to herein as the "Merger" and the surviving company thereof is referred to herein as the "Surviving Corporation" and the disappearing company thereof is referred to herein as the "Disappearing Corporation".

In the event the Merger is effected in the form of United Raceways into Client, the Constituent
Corporations shall make the necessary amendments to this agreement occasioned by such change in structure.

  2. Merger Date.  The Merger shall become effective
(the "Merger Date") upon the completion of:

(i) Adoption of this Agreement by the shareholders of Client pursuant to the Business Corporation Act of 1933 and by the shareholders of United Raceways pursuant to the General Corporation Law of Delaware;

(ii) Execution and filing of the Certificate of Merger under the laws of the state governing the Surviving Corporation.

  3.	Time of Filings.  The Certificate of Merger
shall be filed with the Secretary of State of Delaware upon the approval of this Agreement by the shareholders of the Constituent Corporations and the fulfillment or waiver of the terms and conditions herein.

  4. Accounting Period. Notwithstanding any other provision herein relating to the Merger Date, for all accounting purposes the effective date of the Merger shall be as of November 5, 1999, 1999.

  5.	Governing Law.  The Surviving Corporation shall
be governed by the laws of the State of Delaware.


  6.	Certificate of Incorporation.  The Certificate
of Incorporation of United Raceways shall be the Certificate of Incorporation of the Surviving
Corporation from and after the Merger Date, subject to the right of the Surviving Corporation to amend its Certificate of Incorporation in accordance with the laws of the State of Delaware.

  7.	Bylaws.  The Bylaws of the Surviving
Corporation shall be the Bylaws of United Raceways as in effect on the date of this Agreement.

  8.	Name of Surviving Corporation.  The Surviving
Corporation may change its name to such name as it may choose and shall be available.

  9.	Conversion.  The mode of carrying the Merger
into effect and the manner and basis of converting the shares of the Disappearing Corporation into shares of the Surviving Corporation are as follows:

  	(i).  In the event that Client is the Surviving
Corporation, the aggregate number of shares of United
Raceways common stock issued and outstanding on the Merger Date shall, by virtue of the Merger and without any action on the part of the holders thereof, be converted into an aggregate of 15,000,000 shares of Client common stock adjusted by any increase for fractional shares and reduced by any Dissenting Shares (defined below).

  	Upon completion of the Merger, there shall be 15,000,000 shares of Client common stock issued and outstanding, subject to such adjustments, held as follows: 500,000 common shares held by the shareholders of United Raceways and 14,500,000 common shares held by the existing shareholders of Client.

(ii). In the event that United Raceways is the Surviving Corporation, the aggregate number of shares of Client common stock issued and outstanding on the Merger Date shall, by virtue of the Merger and without any action on the part of the holders thereof, be converted into an aggregate of 500,000 shares of United Raceways common stock adjusted by any increase for fractional shares and reduced by any Dissenting Shares (defined below).

  	Upon completion of the Merger, there shall be 15,000,000 shares of United Raceways common stock issued and outstanding, subject to such adjustments, held as follows: 14,500,000 common shares held by the shareholders of Client and 500,000 common shares held by the existing shareholders of United Raceways.

  	(iii)  The Surviving Corporation common stock
shall be issued to the holders of the common stock of the Disappearing Corporation in exchange for their shares on a pro rata basis in accordance with each holder's relative ownership that is being exchanged.

  	(iv)  All outstanding warrants of the
Disappearing Corporation and any other outstanding rights to purchase stock of the Disappearing
Corporation shall be adjusted, pursuant to the terms contained in such warrants or other rights documents, for conversion to warrants or rights to purchase stock of the Surviving Corporation on the same ratio as provided herein for holders of the Disappearing
Corporation common stock.

	(v) Fractional shares of shall not be issued, but in lieu thereof the Surviving Corporation shall round up fractional shares to the next highest whole number.

  	(vi)  The shares of the Surviving Corporation
common stock to be issued in exchange for the Disappearing Corporation common stock hereunder shall be proportionately reduced by any shares owned by the Disappearing Corporation shareholders who shall have timely objected to the merger (the "Dissenting
Shares") in accordance with the provisions of the laws of such corporation, which objections will be dealt with as provided in those sections.

  	Each share of Disappearing Corporation common stock that is issued and outstanding and owned by the Disappearing Corporation on the Merger Date shall, by virtue of the merger and without any action on the part of the Disappearing Corporation, be retired and canceled.

  	Each certificate evidencing ownership of shares of the Surviving Corporation common stock issued and outstanding on the Merger Date or held by Surviving
Corporation in its treasury shall continue to evidence ownership of the same number of shares of the Surviving Corporation common stock.

10. Exchange of Certificates. As promptly as practicable after the Merger Date, each holder of an outstanding certificate or certificates theretofore representing shares of the Disappearing Corporation common stock (other than certificates representing
Dissenting Shares) shall surrender such
certificate(s) for cancellation to the party designated by the Surviving Corporation to handle such exchange (the "Exchange Agent"), and shall receive in exchange a certificate or certificates representing the number of full shares of the Surviving Corporation common stock into which the shares of the Disappearing Corporation common stock represented by the certificate or certificates so surrendered shall have been converted.

11. 	Unexchanged Certificates.  Until surrendered,
each outstanding certificate that prior to the Merger
Date represented the Disappearing Corporation common stock (other than certificates representing
Dissenting Shares) shall be deemed for all purposes, other than the payment of dividends or other distributions, to evidence ownership of the number of shares of the Surviving Corporation common stock into which it was converted. No dividend or other distribution payable to holders of the Surviving
Corporation common stock as of any date subsequent to the Merger Date shall be paid to the holders of outstanding certificates of the Disappearing
Corporation common stock; provided, however, that upon surrender and exchange of such outstanding certificates (other than certificates representing
Dissenting Shares), there shall be paid to the record holders of the certificates issued in exchange therefor the amount, without interest thereon, of dividends and other distributions that would have been payable subsequent to the Merger Date with respect to the shares of Surviving Corporation Common stock represented thereby.

12. 	Board of Directors and Officers.  The members
of the board of directors of the Surviving
Corporation shall be the members of the board of directors of Surviving Corporation on the Merger Date or such others as may be designated. The officers of the Surviving Corporation shall be the officers of Surviving Corporation on the Merger Date or such others as may be designated.

13. 	Effect of the Merger.  On the Merger Date, the
separate existence of the Disappearing Corporation shall cease (except insofar as continued by statute), and it shall be merged with and into the Surviving
Corporation. All the property, real, personal, and mixed, of each of the Constituent Corporations, and all debts due to either of them, shall be transferred to and vested in the Surviving Corporation, without further act or deed. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations, including liabilities to holders of Dissenting Shares, of each of the Constituent Corporations, and any claim or judgment against either of the Constituent Corporations may be enforced against the Surviving Corporation.

14.	  Approval of Shareholders.  This Agreement
shall be adopted by the shareholders of the Constituent Corporations at meetings of such shareholders called for that purpose or by written consent pursuant to the laws applicable thereto.
There shall be required for the adoption of this Agreement the affirmative vote of the holders of at least a majority of the holders of all the shares of the common stock issued and outstanding and entitled to vote for each of the Constituent Corporations.

15.	  Representations and Warranties of United
Raceways. United Raceways represents and warrants that:

Corporate Organization and Good Standing.  United
Raceways is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

Capitalization. United Raceways' authorized capital stock consists of 100,000,000 shares of common stock, $.001 par value, of which 15,000,000 shares are issued and outstanding, and 100,000 shares of preferred stock.

Issued Stock. All the outstanding shares of its common stock are duly authorized and validly issued, fully paid and nonassessable.

Corporate Authority. United Raceways has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this Agreement.

Authorization. Execution of this Agreement has been duly authorized and approved by United Raceways' board of directors.

Subsidiaries.  United Raceways has no subsidiaries.

Financial Statements. United Raceways' audited balance sheet and the related statements of income and retained earnings dated December 31, 1998, copies of which will have been delivered by it to the Client prior to the Merger Date (the "United Raceways
Financial Statements"), fairly present the financial condition of United Raceways as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

Absence of Undisclosed Liabilities. Except to the extent reflected or reserved in the United Raceways
Financial Statements, United Raceways did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

No Material Changes. There has been no material adverse change in the business, properties, or financial condition of United Raceways since the date of the United Raceways Financial Statements.

  Litigation. There is not, to the knowledge of United Raceways, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against United Raceways or against any of its officers.

  Contracts. United Raceways is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this Agreement.

  Title. United Raceways has good and marketable title to all the real property and good and valid title to all other property included in the United
Raceways Financial Statements. Except as set out in the balance sheet thereof, the properties of United
Raceways are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of United Raceways.

  Tax Returns. All federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts, have been properly prepared and filed by United Raceways for all years to and including the taxable year ending December 31, 1998. The provisions for federal and state taxes reflected in the United Raceways Financial Statements are adequate to cover any such taxes that may be assessed against United Raceways in respect of its business and its operations during the periods covered by the United
Raceways Financial Statements and all prior periods.

  No Violation. Consummation of the merger will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of United
Raceways is subject or by which United Raceways is bound.

  Reporting Company. United Raceways has filed with the Securities and Exchange Commission a registration statement on Form F-10 which was became effective pursuant to the Securities Exchange Act of 1934 and is a reporting company pursuant to -12 thereunder.

  Reporting Company Status. United Raceways has timely filed and is current on all reports required to be filed by it pursuant to -12(g) of the Securities Exchange Act of 1934.

  16.  	Representations and Warranties of Client.
Client represents and warrants that:

Corporate Organization and Good Standing. Client is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

Capitalization. Client's authorized capital stock consists of 15,000,000 shares of common stock, $.001 par value, of which 15,000,000 shares are issued and outstanding, and 100,000 shares of non-designated preferred stock.

Stock Rights. There are no stock grants, options, rights, warrants or other rights to purchase or obtain the Client common or preferred stock issued or committed to be issued.

Issued Stock. All the outstanding shares of its common stock were duly authorized and validly issued, fully paid and non-assessable.

Corporate Authority. Client has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this Agreement.

Authorization. Execution of this Agreement has been duly authorized and approved by Client's board of directors.

Subsidiaries.  Client has no subsidiaries.

Financial Statements. Client's audited financial statements dated December 31, 1998, copies of which will have been delivered by it to United Raceways prior to the Merger Date (the "Client Financial
Statements"), fairly present the financial condition of Client as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

Absence of Undisclosed Liabilities. Except to the extent reflected or reserved against in the Client
Financial Statements, Client did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

No Material Changes. There has been no material adverse change in the business, properties, or financial condition of Client since the date of the Client Financial Statements.

Litigation. There is not, to the knowledge of Client, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Client or against any of its officers.

Contracts. Client is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this Agreement.

Title. Client has good and marketable title to all the real property and good and valid title to all other property included in the Client Financial
Statements. Except as set out in the balance sheet thereof, the properties of Client are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of Client.

  Tax Returns. All federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts, have been properly prepared and filed by Client for all years to and including the taxable year ending December 31, 1998. The provisions for federal and state taxes reflected in the Client
Financial Statements are adequate to cover any such taxes that may be assessed against Client in respect of its business and its operations during the periods covered by the Client Financial Statements and all prior periods.

  No Violation. Consummation of the merger will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Client is subject or by which Client is bound.

18.	  Conduct of United Raceways Pending the Merger
Date

United Raceways covenants that between the date of this Agreement and the Merger Date:

No change will be made in United Raceways' articles of incorporation or bylaws.

United Raceways will not make any change in its authorized or issued capital stock, declare or pay any dividend or other distribution or issue, encumber, purchase, or otherwise acquire any of its capital stock other than as provided herein.

United Raceways will submit this Agreement for its shareholders' approval with a favorable recommendation by its board of directors and will use its best efforts to obtain the requisite shareholder approval.

United Raceways will use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

19. 	Conduct of Client Pending the Merger Date

Client covenants that between the date of this Agreement and the Merger Date:

No change will be made in Client's certificate of incorporation or bylaws.

Client will not make any change in its authorized or issued capital stock, declare or pay any dividend or other distribution or issue, encumber, purchase, or otherwise acquire any of its capital stock otherwise than as provided herein.

Client will submit this Agreement for its shareholders' approval with a favorable recommendation by its board of directors and will use its best efforts to obtain the requisite shareholder approval.

Client will use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

20.  	Conditions Precedent to Obligation of United
Raceways. United Raceways' obligation to consummate this merger shall be subject to fulfillment on or before the Merger Date of each of the following conditions, unless waived in writing by United
Raceways:

Client's Representations and Warranties. The representations and warranties of Client set forth herein shall be true and correct at the Merger Date as though made at and as of that date, except as affected by transactions contemplated hereby.

Client's Covenants. Client shall have performed all covenants required by this Agreement to be performed by it on or before the Merger Date.

Shareholder Approval. This Agreement shall have been approved by the required number of shareholders of the Constituent Corporations.

Supporting Documents of Client. Client shall have delivered to United Raceways supporting documents in form and substance satisfactory to United Raceways, to the effect that:

(i) Client is a corporation duly organized, validly existing, and in good standing.

(ii) Client's authorized and issued capital stock is as set forth herein.

(iii)  The execution and consummation of this
Agreement have been duly authorized and approved by Client's board of directors.

21.  	Conditions Precedent to Obligation of Client.
Client's obligation to consummate this merger shall be subject to fulfillment on or before the Merger
Date of each of the following conditions, unless waived in writing by Client:

United Raceways' Representations and Warranties. The representations and warranties of United Raceways set forth herein shall be true and correct at the Merger
Date as though made at and as of that date, except as affected by transactions contemplated hereby.

United Raceways' Covenants. United Raceways shall have performed all covenants required by this Agreement to be performed by it on or before the Merger Date.

Shareholder Approval. This Agreement shall have been approved by the required number of shareholders of the Constituent Corporations.

Supporting Documents of United Raceways.  United
Raceways shall have delivered to Client supporting documents in form and substance satisfactory to Client to the effect that:

(i) United Raceways is a corporation duly organized, validly existing, and in good standing.

(ii) United Raceways' authorized and issued capital stock is as set forth herein.

(iii)  The execution and consummation of this
Agreement have been duly authorized and approved by United Raceways' board of directors.

22.  	Access.  From the date hereof to the Merger
Date, Client and United Raceways shall provide each other with such information and permit each other's officers and representatives such access to its properties and books and records as the other may from time to time reasonably request. If the merger is not consummated, all documents received in connection with this Agreement shall be returned to the party furnishing such documents, and all information so received shall be treated as confidential.

  	23.	Closing.   The transfers and deliveries
to be made pursuant to this Agreement (the "Closing") shall be made by and take place at the offices of the Exchange Agent or other location designated by the Constituent Corporations without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

At the Closing, Disappearing Corporation shall deliver to the Exchange Agent in satisfactory form, if not already delivered to Surviving Corporation:

(i)  A list of the holders of the shares of
Disappearing Corporation common stock being exchanged with an itemization of the number of shares held by each, the address of each holder, and the aggregate number of shares of Surviving Corporation common stock to be issued to each holder;

(ii) Evidence of the consent of shareholders of the Disappearing Corporation to this Agreement;

(iii)	Certificate of the Secretary of State of
Delaware as of a recent date as to the good standing of the Disappearing Corporation;

(iv)	Certified copies of the resolutions of the
board of directors of the Disappearing Corporation authorizing the execution of this Agreement and the consummation of the Merger;

 (v)  The Disappearing Corporation financial
statements;

(vi) Secretary's certificate of incumbency of the officers and directors of the Disappearing
Corporation; and

(vii) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

  	At the Closing, the Surviving Corporation shall deliver to the Exchange Agent in satisfactory form, if not already delivered to the Disappearing
Corporation:

(i) A list of the shareholders of record of the Surviving Corporation, including, wherever available, addresses and telephone numbers;

(ii) Evidence of the consent of shareholders of the Surviving Corporation to this Agreement;

(iii) Certificate of the Secretary of State of Delaware as of a recent date as to the good standing of the Surviving Corporation;

(iv) Certified copies of the resolutions of the board of directors of the Surviving Corporation authorizing the execution of this Agreement and the consummation of the merger;

(v)  The Surviving Corporation financial statements;

(vi) Secretary's certificate of incumbency of the officers and directors of the Surviving Corporation;
and

(vii) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

24.  	Survival of Representations and Warranties.
The representations and warranties of the Constituent
Corporations set out herein shall survive the Merger
Date.

25.  	Arbitration

Scope. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association.

Situs. The parties hereby irrevocably consent to the jurisdiction of the Client Arbitration Association and the situs of the arbitration within the California at a time and place chosen by the American
Arbitration Association. Any award in arbitration may be entered in any domestic or foreign court having jurisdiction over the enforcement of such awards.

Applicable Law. The law applicable to the arbitration and this agreement shall be that of the State of Delaware, determined without regard to its provisions which would otherwise apply to a question of conflict of laws. Any dispute as to the applicable law shall be decided by the arbitrator.

Disclosure and Discovery. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil
Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

 	Rule of Law.    Regardless of any practices of
arbitration to the contrary, the arbitrator will apply the rules of contract and other law of the jurisdiction whose law applies to the arbitration so that the decision of the arbitrator will be, as much as possible, the same as if the dispute had been determined by a court of competent jurisdiction.

Finality and Fees. Any award or decision by the Client Arbitration Association shall be final, binding and non-appealable except as to errors of law. Each party to the arbitration shall pay its own costs and counsel fees.

Measure of Damages. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

Covenant Not to Sue. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the Client Arbitration
Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

Intention. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, from whatever cause, based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

26.	  General Provisions

Further Assurances. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this Agreement.

Waiver. Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

Brokers. Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

If to United Raceways,
United Raceways, Inc.
860 Via de la Paz
Suite E-1
Pacific Palisades, CA  90272

If to Client, to

Square Shooter International LLC
P.O. Box 52605
Knoxville, TN  37950


27.	Governing Law.  This Agreement shall be
governed by and construed and enforced in accordance with the laws of the State of Delaware.

28.	Assignment.  This Agreement shall inure to the
benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.

29.	Counterparts.  This Agreement may be executed
simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

30.	Effective Date.  This effective date of this
Agreement shall be November 5, 1999.

	Signature Page to Agreement and Plan of
Merger
	between United Raceways, Inc. and
	Client Corporation


IN WITNESS WHEREOF, the parties have executed this Agreement.


UNITED RACEWAYS, INC.



By


Square Shooter International LLC



By







Exhibit 99
For release: 5 AM, November 8, 1999
       Contact:	Betsy Rowbottom
		Vice President
PageOne Business Productions, LLC
310.230.6101
(Letterhead)

PRESS RELEASE
	Exhibit 99

PageOne Business Productions, LLC. Pacific
Palisades, CA (www.invbank.com), financial consultant to United Raceways, Inc announced today that United Raceways has merged with Square Shooter International LLC, Knoxville,
TN.

United Raceway's Chairman, Hal Roberts has lead the way for a revolutionary new idea and developed it from inception, through the stages of Research and Development, and on to the retail market by the way of one of the world's largest retail chain stores. Since the very beginning, Hal has always had the vision that his concept of square sprinkling would fast become the world standard. It just makes sense that a square sprinkler would be more feasible and offer more water conservation than a round sprinkler. Square Shooter's first endeavor was a square in-ground canister with a built-in pressure regulator.

When installing a home irrigation system, it is necessary to divide the lawn into zones consisting of one to 20 or more units per zone.
Water pressures vary quite a bit depending on the water pressure of the community. The regulator allows the end unit in a zone to perform as well as the first one because it keeps the water flow and pressure uniform. The idea was a huge success.

United Raceways, Inc. has completed their first line of Lawn and Garden and Landscape products.
Included in this line up are: Square Pop-Up
Canister Unit, Square Skid Unit, Square Spike
Unit, Traditional Round Unit, Pressure
Regulator, Liquid Fertilizer and Dispensing
Unit.

Other distribution companies, in other
countries, have shown a lot of interest. This target market can be developed immediately.
United Raceway's has already secured orders from worldwide companies.


This press release may contain forward-looking statements. Forward-looking statements are subject to risks and uncertainties, including the risk factors listed in the company's reports filed with the Securities and Exchange
Commission that could cause actual results to differ materially from those projected.


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